EXHIBIT 99.1


March 27, 2007


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549



     We have read Airtrax, Inc.'s (the "Company") statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K filed with the SEC on March 27, 2007 and we are in agreement with the statements made by the Company in said filing.



                                         /s/ Robert G. Jeffrey, CPA
                                         ----------------------------
                                         Wayne, New Jersey